Restructuring Plan Summary

	Current Situation	Restructuring Plan
Strategic Position	• #1 Carrier East of the Mississippi	• #1 Carrier East of the Mississippi
Business Rightsizing	• Excess Mainline Units (TBD) • 70 Current RJs	• Right-Sized Units And Shell Size • 400+ 35-90 Seat RJs
Alliances	• No Alliance	• UAL Alliance Announced
Revenue Plan	• Limited Ability To React To Threats	• Fully Competitive
Costs	• Highest Unit Costs	• Competitive Cost Structure
Financials	• Negative Cash Flow And Weak Liquidity • Unsustainable Losses	• Positive Cash Flow And Reduced Leverage • Targeting 7+% Pre-Tax Margins & 20+% EBITDAR Margins

Historical Perspective

Total Industry Revenue Is Down Significantly Since 2000, Due To September 11 And The Economic Slowdown


Industry Revenue ($ Billions)
$73.8
$63.2
$62.7
15% Decline
2000
2001
2002

Source: 2002 forecast based on US Airways outlook which is consistent with general industry trends

US Airways Experienced An Increasing Cost Per Available Seat Mile (CASM) Between 1998 and 2001


13.26 ¢
12.54 ¢
1998
2001*

*12 Months Ended Q2'01

US Airways Has A Significant Labor Cost Gap versus Big 5 Airlines


Labor Expense
% of Revenues
60%
55%
50%
45%
40%
35%
30%
1998
1999
2000
2001
39.0%
52.0%
US
Big 5

Note: Mainline Figures, Total Revenue Excluding Transport-Related Revenue

142 Aircraft Were System Unprofitable In March 2002

- Mainline Growth Is Not A Way To Achieve Profitability Given The Current Cost Structure


March 2002 FAC P&L
System
Segment
100
50
0
(50)
(100)
(150)
(200)
(250)
(300)
63
100
142
Profit
Profit
Profit
Loss
Loss
Loss
$19
($35)
($86)
$40
$20
$0
($20)
($40)
($60)
($80)
($100)
($120)
($140)
Aircraft
305
Seg FAC P&L
($102M)

Restructuring Milestones

The Key Elements Of The Restructuring Plan Include:

Increase Revenue

- **RJ Deployment** - Addition Of Regional Jets, Bringing The Total RJ Fleet To Approximately 400 units
- **Alliances** - Execution Of Both Domestic And International Code Sharing Alliance
- **Optimize Our Core** - Schedule, Pricing and Marketing Improvements

Lower Cost

- **New Cost Structure** - A Total Of $1.2-1.4 Billion In Annual Cost Reductions From All Major Stakeholders

Liquidity

- **DIP Loan** - $500MM DIP Arranged
- **ATSB Loan** - Successfully Complete Requirements for ATSB Loan Gtee In Connection with $1 Billion Loan
- **Plan Sponsor Investment** - $200MM Texas Pacific Group investment arranged, subject to higher or otherwise better offers

Restructuring Milestones


$600 M
Pretax Profit
Required
$1.9 B
Improvement
$600 M
Revenue
$1.9 B
Shortfall
Restructuring
$1.3 B
Cost
$(1.3 B)
Deficit

ATSB Original 7-Year Plan

Assumes Low-Cost Carrier Growth And RJ Penetration Will Reduce US Revenue By $1.6B Through 2009

Low Cost Carrier Fleet Count
Revenue Impact: ($0.9) Billion


436
466
508
550
601
YE 2001
YE 2002
YE 2003
YE 2004
YE 2005

OA Regional Jet Expansion
Revenue Impact: ($0.7) Billion


LEB
ELM
ITH
BGM
HVN
GON
JHW
BFD
ERI
FKL
IPT
AVP
DUJ
JST
SCE
LNS
LBE
AOO
HGR
CKB
MGW
PKB
SHD
SBY
HTS
LWB
CHO
BKW
LYH
ROA
AVL
EWN
OAJ
FAY
ILM
FLO
AHN
HHH

Source: US Airways Estimates based on Low Cost Carriers' Orders And Options
Low Cost Carriers - Southwest, Air Tran, Jet Blue

"Thin" Growth Routes Perform Better With Regional Jets

Example: PHL - OMA

	A319	ERJ-145	Difference
Bynd Revenue	$9,900	$6,612	-33%
Expenses Per Departure			
Crew (Pilot + F/A)	3,113	763	-75%
Fuel	1,437	684	-52%
Maintenance	967	660	-32%
Ownership Cost	1,744	1,269	-27%
Other Costs	2,425	1,322	-45%
Segment FAC	9,686	4,699	-51%
Incre Bynd FAC	1,508	996	-34%
Bynd FAC	11,194	5,695	-49%
Bynd FAC Margin	(13.1)%	13.9 %	27 pts
Average Load Factor	46 %	76 %	30 pts
Annualized System Profit	($3.8M)	$2.7M	$6.5M

RJs Will Solidify Hub Structure By Penetrating New Markets...


GRR
MSN
CID
DSM
DTW
ORD
CLE
PIT
PHL
OMA
STL
CVG
ICT
XNA
TUL
BNA
CLT
OKC
LIT
MEM
BHM
ATL
SHV
JAN
MGM
BTR
MOB

...RJs Will Begin To Overfly OA Hubs Into Long, "Thin" Markets

Alliance

…Or With UA, US Would Create A Powerful East-West Network


West Coast
Mountain
SEA
GEG
PDX
BOI
SLC
OAK
SFO
SJC
BUR
ONT
LAX
SNA
SAN
LAS
PHX
TUS
DEN
COS
ABQ
ELP
OMA
MCI
OKC
TUL
DAL
DFW
AUS
HOU
IAH
SAT
MSP
MKE
ORD
MDW
STL
LIT
MEM
MSY
BNA
BHM
IND
DAY
CVG
CMH
SDF
CLE
PIT
BUF
BOS
PVD
EWR
LGA
PHL
ORF
CLT
ATL
JAX
MCO
TPA
RSW
PBI
FLL
MIA

ATSB Original 7-Year Plan

Included In The ATSB Financial Projections Were $1.2 Billion In Annual Cost Reduction Savings

Cost Reduction Savings ($ Mil)


$514
$1,159
$1,221
$1,283
$1,298
$1,056
$1,153
$1,592
2002
2003
2004
2005
2006
2007
2008
2009
Labor
Lenders/Lessors
Vendors

	Avg. Annual Savings 02-08 ($ Mil)
Lendors/ Vendors	$202
Labor	952
Mgmt/ Other	50
	$1,204

ATSB Original 7-Year Plan

Pre-Tax Income In ATSB Application Was Projected To Reach Over $700 Million Annually


Pretax Income ($ Mil)
($1,020)
$122
$241
$379
$565
$728
$726
$958
'02
'03
'04
'05
'06
'07
'08
'09

	'02	'03	'04	'05	'06	'07	'08	'09
Pretax Margin	(14%)	2%	3%	4%	6%	7%	7%	9%


Concessions Expected To Exceed ATSB Levels
Average Annual Cash Savings '02-'08
$1,500
$1,200
$900
$600
$300
$0
ATSB Level = $1.2B Per Year
$800
83
100
617
152
70
40
250 to 350
$1.3-1.5 B
Agreed-To Savings
IAM Mechanics
CWA
Vendors
Lenders & Lessors
Final Concessions
Expected Outcome
Labor
Parked AC
Vendor, Mgt & Other
Pending

Aircraft Retirement And Renegotiated Ownership Terms Drive Significant Deleveraging

	Total Aircraft Obligations ($ Billions)			
	Debt	Lease	Total	
Pre-Restructuring				
Total Fleet	$3.6	$4.3	$7.9	
Aircraft Subject To Restructuring	1.5	2.3	3.8	
Restructuring Target				
Debt Reduction	(0.6)	-	(0.6)	
Lease Reduction	-	(1.4)	(1.4)	Ownership Cost Reductions
Post-Restructuring				
Aircraft Subject To Restructuring	0.9	0.9	1.8	53%
Total Fleet	3.0	2.9	5.9	25%

Operations Re-Engineering And Reductions In Vendor Costs Will Save At Least $200 Million Annually

Vendor Cost Reductions

	Expected Avg. Annual Savings ($ Mil)
Achieved To Date	$50
Additional Opportunities	40
Total	$90

$100 Million In Operations Re-Engineering Savings Identified

- Approximately $100 Million per Year Included in Projections
  - Generally Occur Beginning 2003
- Standard Practice at Other Airlines
- Examples of Opportunities and Savings in 2003
  - Improve Maintenance Supply Chain - $92 Million
  - Better Processes to Collect Change Fees - $18 Million

Overview (Prior to Recent Revenue Weakness)

Annual Pretax Earnings


$600-700MM
Profit Target
($1.3-1.5Bn)
Deficit
2002 Status Quo
Forecast
$1.9-2.2Bn
Shortfall
Restructuring Initiatives
Hub Realignment
RJ Deployment
UAL Marketing Agreements
Labor
Fleet Ownership
Vendor/Other Costs
Reengineering
$2.0-2.2Bn
Improvement
$600MM
Revenue
Impact
$1.4-1.6Bn
Cost
Reduction
2006 Projection

7-Year Revenue Outlook Still Significantly Below Long-term Macro Predictions


Nominal Industry Revenue (Quarterly - $Millions)
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
Industry Model Predicted
Actual
US Airways' Industry Baseline
1Q93
1Q94
1Q95
1Q96
1Q97
1Q98
1Q99
1Q00
1Q01
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09

Drivers Of Improvement In Domestic PRASM Between 2002 And 2003 (Without Adjustment for Recent Revenue Performance)


2003 Mainline Domestic Unit Revenue
9.9¢
0.3¢
0.7¢
0.3¢
0.5¢
11.7¢
2002 RASM
Net Impact of Alliance, RJ Benefit and Competitive Incursion
Schedule Restructure/ Downsizing
Industry Capacity Reduction
Industry Revenue Growth
2003 RASM

Note: US Airways Mainline Only

Restructuring Plan Overview

Average Annual Cash Cost Reductions

($ Millions)


$1,800
$1,500
$1,200
$900
$600
$300
$0
Original ATSB
Application = $1.15B/Year
83
100
840
$1023
$50
$350-375
$100
$1.4-1.6B
Agreed-To Savings
Vendors
Lenders & Lessors
Process Re-engineering
Final Concessions
Expected Outcome
Labor
Parked AC
Vendor, Mgt & Other
Pending

Extinguished Aircraft Ownership Obligations

Restructuring efforts estimate of 33% of the Total On- and Off-Balance Sheet Aircraft Obligations Are To Be Extinguished

	NPV Aircraft Obligations		
	Pre-Petition	*Restructured*	*% Change*
Airbus Fleet	$3,814.5	$3,814.5	-
Boeing Fleet	3,381.9	1,417.4	-58.1%
Turboprop Fleet	167.0	89.8	-46.2%
Parked Aircraft	532.7	0.0	-100.0%
Total NPV of Aircraft Obligations	$7,896.1	$5,321.7	-32.6%

Est. of Extinguished On- and Off-Balance Sheet Obligations	$2,574.4

Operations Re-Engineering And Vendor Cost Reductions Will Save At Least $200 Million Annually

Management, Affiliates & Vendor Cost Reductions

	Expected Avg. Annual Savings ($ Mil)
Achieved To Date	$80
Additional Opportunities	50
Total	$130

$200+ Million In Operations Reengineering Savings Identified

- Approximately $100 Million per Year Included in Current Outlook
  - Generally Occur Beginning 2003
- Standard Practice at Other Airlines
- Examples of Opportunities and Savings in 2003
  - Maintenance Processes - $100 Million
  - Better Processes to Collect Change Fees - $20 Million
  - Outsource Dining and Cabin Services - $15 Million

Final Cost Concessions Expected To Equal $1.4 To $1.6 Billion Annually


Cost Reduction Savings ($ Mil)
$495
$1,397
$1,549
$1,662
$1,748
$1,345
$1,570
2002
2003
2004
2005
2006
2007
2008
Labor
Lenders/Lessors
Vendors
Process Reeng

	Avg. Annual Savings 02-08 ($ Mil)
Process Re-eng.	$100
Mgmt/ Vendors	125
Lenders/ Lessors	464
Labor	873
	$1,562

Cash Doesn't Build Quicker Because of Substantial Pension Cash Funding Requirements


Cash Contribution ($ Mil)
Total 2003-2009
$2.8 Billion
$118
$721
$830
$488
$397
$155
$67
2003
2004
2005
2006
2007
2008
2009

Note: Would be significantly higher if recalculated based on today's market.
Source: Towers Perrin

Estimates of 2002 Industry Revenue Have Declined By $10 Billion Since January

2002 Industry Revenue Estimates ($ Billions)


$90.8
$85.5
$84.5
$80.8
Jan
Apr
Jul
Sept

Source: Goldman Sachs
Note: Industry estimates include Alaska, American, Continental, Delta, Northwest, Southwest, United and US Airways.

Over The Same Period, Consensus Estimates Of Industry Earnings Have Fallen By $7 Billion

2002 Industry Pre-Tax Earnings Estimates ($ Billions)


Jan
Apr
Jul
Sept
($1.4)
($4.5)
($5.6)
($8.5)

Source: Goldman Sachs

Note: Industry estimates include Alaska, American, Continental, Delta, Northwest, Southwest, United and US Airways.

Estimates Of 2003 Revenue Have Fallen By Over $11 Billion


2003 Industry Revenue Estimates ($ Billions)
$99.8
$94.4
$94.0
$88.5
Jan
Apr
Jul
Sept

Source: Goldman Sachs

Note: Industry estimates include Alaska, American, Continental, Delta, Northwest, Southwest, United and US Airways.

Earlier Estimates Of Industry Profitability In 2003 Have Turned To Continued Losses

2003 Industry Pre-Tax Income Estimates ($ Billions)


$2.3
Jan
$0.1
Apr
Jul
($0.8)
Sep
($2.4)

Source: Goldman Sachs
Note: Industry estimates include Alaska, American, Continental, Delta, Northwest, Southwest, United and US Airways.

The Industry Recovery That Was Underway Earlier This Year Has Clearly Stalled


Domestic Industry Revenue Versus 2 Years Prior
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
-3.75%
-42.80%
-34.10%
-30%
-22.80%
-22.10%
-25.80%
-24.68%
-25.90%
-26.90%
-30%
-25.60%
-26.60%
-30.20%

Source: ATA Discount Report

Oil Prices Are Up $8/bbl Since ATSB Application Was Submitted


$34
$32
$30
$28
$26
$24
$22
$20
$18
$16
$14
WTI Price ($/bbl)
WTI
Jan '02
Feb '02
Mar '02
Apr '02
May '02
Jun '02
Jul '02
Aug '02
Sep '02
Oct '02 (est.)
New hedge average
Price at which original hedge was eliminated

Pension Plan Funding Requirements Growing As Equity Markets Continue To Underperform

	Jan. 1	Oct. 15
Dow	10,022	8,256
30-Year Bond	5.47%	4.97%
Pension Plan Assets[1]	$3,334M	$3,012M [2]
Liability Discount Rate	6.85%	6.72%
YTD Return	N/A	(12.8)% [3]

[1] Market Value of Pilots, IAM, M&R, Flight-Attendant, Certain Employee Plans, Includes $25M Contribution To IAM Not Reflected in 12/31/2001 Reported Values But Made By 9/15/2002

[2] Market Values Assuming 0% Investment Return 10/01/02-12/31/02

[3] (12.8%) After manager fees; Comparable To Other Large Funds (e.g. GM at 10% Decline and US at 9.9% Decline Even After Portfolio Re-Balancing Actions Taken in Mid-July '02)

2004 Pension Funding Will Be A Significant Challenge

2004 Estimated Pension Funds Requirement ($ Millions)

	B/(W)
Baseline/ATSB	532
Portfolio Returns (9% to 0%)	149
Labor Negotiations Target	50
Other	(9)
Plan B Requirement	722
Portfolio Returns (0% to (13%))	280
Total Requirement	1,002

2004 Funding By Group

Pilots	**720**
F/A	**105**
Mechanics	**109**
CWA/MSP/TWU	**39**
PBGC Premium/Other	**29**
	$1,002

Iraq War Would Result In Lower Revenue And Increased Fuel Costs

Nominal Domestic Industry Revenue (4-Qtr Ending - $Bil.)


Linear Growth Path to 4Q93
Iraq invades Kuwait
$2.7B
Actual
US attacks Iraq
Recession and Value Pricing
$50.0
$48.0
$46.0
$44.0
$42.0
$40.0
$38.0
$36.0
1Q89
1Q90
1Q91
1Q92
1Q93

- On average, 6% decline in revenue

WTI Price ($/bbl)


Iraq invades Kuwait
US attacks Iraq
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
1Q89
1Q90
1Q91
1Q92
1Q93

- 80% spike in fuel prices but returned to trend line quickly
- Above prices are monthly average, price reached $42.50/bbl On October 11, 1990

Lower 2003 Expense Savings And Chapter 11 Related Impact Result In A $200 Million Decline In Pre-tax Income vs. ATSB Model


2003 Pretax Income ($ Millions)
$275 Million in Cash Savings
$122
($205)
$79
($93)
($97)
?
?
Action Plan In Development
ATSB Submission
Labor Savings *
Fleet Ownership/ Other Savings Categories
BK Related Revenue Impact & Other Costs
2003 Seven Year Plan
Continued Revenue Weakness
Further Cost Reductions

*Note: Adjusted For Reduced Size Of Airline

October Pretax Results Were ($35) Million Worse Than The DIP Forecast

October 2002 Financial Results

		Actuals B/(W) Than	
($ Mil)	Actuals	Oct '01	DIP Fcst
Revenues	$ 572	$ 57	$ (35)
Expenses (Includes $56.5MM Severance Charge)	700	(20)	13
Op Income	$ (128)	$ 38	$ (22)
Non-Op Income/(Exp)	(30)	(12)	(13)
Pretax Income	$ (158)	$ 26	$ (35)
Curtailment (Credit)	(90)	90	90
Tax Provision/(Credit)	(22)	22	22
Net Income	$ (46)	$ 138	$ 77

Including Non-Cash Credit, PTI Would Be $55MM Better Than DIP

Note: Excludes one-time gain of $670 MM arising from rejection of Aircraft in DIP Forecast

Without Actions To Significantly Reduce Costs, 2003 Results Would Be $600 Million Worse Than The Original ATSB Submission

	2003 Financial Forecast ($ Millions)	
	Pre-Tax Income	Cash Earn/(Burn)
ATSB		
June 10 Application	$122	$160
October 1 Update	($97)	($35)
New Baseline	($482)	($390)
New Baseline B/(W) Than ATSB		
June 10	($604)	($550)
October 1	($385)	($354)

The $600 Million Reduction In Pretax Earnings Compared To ATSB Submission Is Driven By Lower Revenue And Shortfall In Labor Concessions


2003 Pretax Earnings ($ Millions)
$122
ATSB
Passenger Revenue
($900)
Labor
($240)
Ownership
$280
Vendor
$75
Fuel Price
($25)
Express
$5
Fleet Size & Other
$200
Current Forecast
($482)

$273 Million In 2003 Savings Initiatives Have Been Identified To Partially Close The Gap

	2003 ($ Mil)
Pretax Income	($482)
Business Optimization Included In Forecast	(85)
2003 Baseline	($567)
Identified Savings	
-Headcount Reduction	175
-Furlough Costs	(40)
-Facilities Savings	22
-Other Projects	116
Total	273
2003 Revised Forecast	($294)

Additional Initiatives To Close The Gap Are Being Identified, Although Other Risks Exist

Opportunities	($ MM)
Process-Re-engineering	50
Achieve Original 2003 Labor Ask (CO or AWA Productivity is Worth $120MM)	240
Achieve 85% Of Original 2003 Ask	140
Fuel Forward Curve	60

Risks	($ MM)
No Industry Recovery	(135)
RJ Deliveries	(40)
DL Low Fare Carrier	TBD
War	TBD
Fuel Price	TBD

Stock Market Performance And High Benefit Accruals Have Resulted In A Decline in Pension Funding Levels

Overall Pension Funded Status


$6.0
$5.0
$4.0
$3.0
$2.0
$ Billions
Market Value
Funded Percentage
100.7%
98.9%
100.9%
87.2%
78.9%
$3.1 $3.1
$3.6 $3.6
$3.9 $3.9
$4.3
$3.7
$4.2
$3.3
'98
'99
'00
'01
'02
Plan Year
Current Liability
Market Value of Assets

'98 - '01 CAGRs

Current Liability: 11.5%

Mainline RASM: (7.7%)

Note: Current Liability discount rate in each year is DRC test value. Assets & Liabilities measured as of January 1, and reflect Receivable contribution.

2002 Funded Status Of Plan

	January 1, 2002 Funded Status ($ Millions)				
	Current Liability	AVA	MVA	% Funded	
				AVA	MVA
Pilots	2,147	1,900	1,583	88.5%	73.7%
Flight Attendants	403	380	317	94.3%	78.7%
Mechanics	700	630	525	90.0%	75.0%
Certain Employees	973	1,001	909	102.9%	93.4%
Total	4,223	3,911	3,334	92.6%	78.9%

Note: Current Liability discount rate 6.70%, 30-Year Treasury rate 4.91% (11/15)

2003 Funded Status Of Plan
(as of 10/31 Market Data)

	Current Liability	AVA	MVA *	% Funded AVA	% Funded MVA
Pilots	2,499	1,503	1,252	60.1%	50.1%
Flight Attendants	477	331	275	69.4%	57.7%
Mechanics	761	516	430	67.8%	56.5%
Certain Employees	1,017	980	836	96.4%	82.2%
Total	4,754	3,330	2,793	92.6%	58.8%

Note: Current Liability discount rate 6.70%, 30-Year Treasury rate 4.91% (11/15)

* Based on 10/31 data

Expected Cash Contribution Requirements Have Grown to $3.6 Billion During ATSB Loan Period And $1.0 Billion In 2004

	Cash Contribution Requirements ($ Millions)							
	2003	2004	2005	2006	2007	2008	2009	Total
Original ATSB Forecast	183	532	808	469	283	139	103	2,517
Current Estimate (Asset Return '03 and Beyond: 8%)	126	1,030	680	582	548	451	203	3,620
Current B/(W) Than ATSB Forecast	**57**	**(498)**	**128**	**(113)**	**(265)**	**(312)**	**(100)**	**(1,103)**

Plan Assets Were Re-Balanced To Reduce Exposure To US Equities

Master Trust Assets	% Of Total As Of 1/1/02	10/31/02
US Equity	53	30
Intl Equity	11	12
Private Equity	2	3
Bonds	29	42
Real Estate	3	4
Cash	2	9
	100	100

Note: Re-Balancing Done On July 1.

Solution Will Require Structural Relief

- Contribution waivers alone will not be sufficient
  - Large multi-year issue
  - Can only get one year at a time
  - ATSB requires viable business plan over entire 7-year loan period
- Structural relief will be required
  - Will involve reduced benefit costs
  - Unlike waivers, substantial contributions by Company in all years
  - Longer-term smoothing of Pension funding

Options To Obtain Relief Exist

Long-Term Relief

- The Unfunded Liability Is Segregated and Funded Over A Long Period of Time — Up To 30 Years.
- Administrative Action Granted By IRS, PBGC.
- Preferred Approach Because It Provides Long-Term Relief, But Has Only Been Granted Once Before And Was Unsuccessful.

	Cash Contribution Requirement ($ Millions)							
	2003	2004	2005	2006	2007	2008	2009	Total
New Baseline	126	1,030	680	582	548	467	200	3,633
Long-Term Relief Funding	116	448	361	347	384	435	397	2,488
Long-Term Relief Funding B/(W) Than Baseline	10	582	319	235	164	32	(197)	1,145

Equal To Amount In ATSB Loan Application

Will Require Benefit Reduction To Achieve Permanent Relief

Funding Waivers Alone Do Not Address Long-Term Issue

Funding Waiver

- Assumed Two Consecutive Waivers In 2003 And 2004 Plan Years.
- However, Contributions In 2005 And 2006 Total $2.3 Billion.

	Cash Contribution Requirement							
	2003	2004	2005	2006	2007	2008	2009	Total
Current Estimate	126	1,030	680	582	548	451	203	3,620
Funding Waiver	106	188	957	1,264	700	274	177	3,666
Funding Waiver B/(W) Than Baseline	20	842	(277)	(682)	(152)	177	26	(46)

Total Requirements Are Still Significantly Worse Than Original Forecast

$1.6 Billion Reduction In 7-Year Pension Required To Achieve Successful Reorganization

	2003-2009 Total Funding ($Billions)
• Current Estimate	$3.6
• ATSB Plan	$2.5
• Reduction To Achieve ATSB Plan	$1.1
• Additional Funding Reductions To Account For Weaker Industry Conditions	$0.5
• Total 7 Year Funding	$2.0

Current Estimate breakdown:

DB	$3.1
DC	$0.4
PBGC Premium	$0.1
Total	$3.6

Total 7 Year Funding → Average $300 Million Per Year

Savings From Reduced Ownership Costs Expected To Be $425 To $475 MM Annually

Aircraft	# Of Units	Annual Cash Savings ('03-'09)	Status
Parked Aircraft	42	$100	Completed
Downsizing	32	50-75	Completed
Other Restructuring	152	275-300	Substantially Complete
Non-Restructuring	127	-	
Total Savings		$425-475	

RJ Deployment

- Final RJ Deployment Levels Will Be Consistent With Original Application, But Ramp-Up Will Be Faster

Regional Jet Fleet

Year	Original Application	Current Outlook	Current H/(L)
2002	72	73	1
2003	134	158	24
2004	212	248	36
2005	271	300	29
2006	290	300	10
2007+	300	300	-

- 60 To 70 New RJs Will Be Flown By Affiliate Carriers
- Currently In Discussions With Both Embraer & Bombardier

Alliances

- UAL Alliance Expected To Contribute $175-200MM Annual Steady-State Benefit
  - Only $60 MM in 2003

US-UAL Alliance Network



The Continuation Of These Trends Further Reduces Our Industry Revenue Outlook


1.000%
0.950%
0.900%
0.850%
0.800%
0.750%
0.700%
0.650%
0.600%
0.550%
0.500%
0.450%
4Q80
4Q81
4Q82
4Q83
4Q84
4Q85
4Q86
4Q87
4Q88
4Q89
4Q90
4Q91
4Q92
4Q93
4Q94
4Q95
4Q96
4Q97
4Q98
4Q99
4Q00
4Q01
4Q02
4Q03
4Q04
4Q05
4Q06
4Q07
4Q08
4Q09
Actual
Forecast

Domestic Industry Revenue ($Bn)

	ATSB Plan	Current Outlook	% Change
2002	$61	$57	(5.8)%
2003	$69	$61	(10.5)
2004	$73	$69	(5.4)
2005	$77	$76	(0.5)

Source: DRI-WEFA November U.S. Economic Outlook, US Airways Forecast.

US Airways Has Aggressively Reduced Capacity

US vs. OA Domestic Capacity And Revenue Change Versus 2 Years Prior


Capacity
Revenue
July
October
July
October
US
OA
US
OA
US
OA
US
OA
(18.9)%
(5.8)%
(32.2)%
(10.6)%
(34.6)%
(24.5)%
(43.8)%
(26.9)%

(13.1) pt. Gap | (21.6) pt. Gap | (10.1) pt. Gap | (16.9) pt. Gap

Source: ATA Discount Report (includes all Majors except Southwest).

And Most Of The Increase In PRASM Is Completely Within Our Control


9.3
(0.04)
0.08
0.17
0.38
0.16
(0.05)
10.0
2002 RASM
RJ Incursion
Alliance
RJ Feed
Schedule/ Ch. 11
GDP/Ind. Recovery
Low Cost Incursion
2003 RASM
(0.5)%
0.9%
1.9%
4.3%
1.8%
(0.6)%
7.9%
Load Factor…..
…..Yield

Currently In Discussions With Labor Groups To Generate Additional Savings

Value of CO/HP-Type Workrules

	Annual Average Savings ('03 - '09) ($MM)
Pilots	101
Flight Attendants	26
Mechanics	45
FSW/PSA	25
Other	3
	$200

2003 Pretax Income Has Declined $350 MM Since The ATSB Submission


122
ATSB
Passenger Revenue
(997)
Original Labor Concessions
(240)
Ownership
203
Business Process
250
Labor Work Rules
200
Fuel Price
(51)
Express
74
Fleet Size & Other
213
Current Forecast
(225)

Reduction In Pre-Tax Income Driven By Deterioration In Industry Fundamentals

2003 Industry Pre-Tax Estimates
($ MM)


0.1
April
Nov
(3.5)
Industry
Reduction
$3.6 Bn

2003 US Airways Pre-Tax Income
($ MM)


$122
Original
Application
Current
($225)
US Airways
Reduction
$347 MM

US Airways ~ 10% of Industry Revenue

Industry Revenue Recovery Stalled In Late 2002

Domestic Industry Revenue Versus 2 Years Prior


Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
(3.7)%
(42.8)%
(34.1)%
(30.0)%
(22.8)%
(22.1)%
(25.8)%
(24.7)%
(25.9)%
(26.9)%
(27.2)%
(25.6)%
(26.6)%
(30.2)%
(29.0)%
(33.9)%

Note: 2002 return from Thanksgiving holiday was unusually low in December.

Source: ATA Discount Report (includes all Majors except Southwest).

Pension Update

- Company's financial submission assumes $2.0 billion in total 7-year pension costs
  - Approximately $285 Million per annum
- Plan assumed two major deliverables
  - Restructuring pilot DB plan to significantly reduce benefit costs
  - Achieve 30-year amortization of unfunded liability
- Changes to pilot pension plan negotiated and implemented consistent with pro forma assumptions
  - 30-year amortization, however, not available under current law

Next Steps

- Company committed to finalize pension solution consistent with pro forma economics of no more than $285 Million per annum
- Company is pursuing strategy to successfully deliver these results under multiple scenarios:
  - Legislation occurs that changes funding rules
  - Company and pilots agree to plan termination and implement successor DC plan
- Company working closely with PBGC and ALPA
  - Pro forma alternative plan to be completed week of January 15

Revenue is Consistent with Forecast over First Six Months

	2002 Actuals				2003 Outlook			
	Oct	Nov	Dec	Fourth Quarter	Jan	Feb	Mar	First Quarter
Revenue (mil)	$513	$464	$465	$1,442	$424	$452	$550	$1,426
B/(W) Than Forecast (Amt.)	$5	($2)	$20	$22	($21)	($9)	$0	($30)
(%)	1.0	(0.5)	4.4	1.6	(4.6)	(1.9)	0.0	(2.0)
Load Factor	66%	65%	71%	67%	60%	66%	74%	67%
B/(W) Than Forecast (Pts.)	(2.5)	0.0	2.0	(0.2)	(0.3)	1.4	0.7	0.5
Yield	15.72	15.11	14.11	14.97	15.12	15.81	15.38	15.43
B/(W) Than Forecast (%)	4.8	(1.4)	1.7	1.7	(5.0)	(3.9)	(0.9)	(3.1)
PRASM (cents)	10.36	9.82	10.05	10.08	9.14	10.50	11.36	10.34
B/(W) Than Forecast (%)	1.0	(1.0)	4.7	1.3	(5.4)	(1.9)	0.0	(2.3)
Capacity								
B/(W) Than Forecast (%)	0.0	0.9	(0.2)	0.2	0.8	0.0	0.0	0.3

War with Iraq Will Depress Industry Demand and Fear of War is Contributing to Current Weakness

4 Quarters Ended Industry Passenger Revenue

Domestic Divergence From Trend $2.7B, or 6.1%.


$50.0
$48.0
$46.0
$44.0
$42.0
$40.0
$38.0
$36.0
Iraq invades
Kuwait
$2.7B
US attacks
Iraq
Recession/
Value Pricing
1Q89
1Q90
1Q91
1Q92
1Q93

Transatlantic Divergence From Trend $0.7B, or 13.0%.


$6.0
$5.5
$5.0
$4.5
$4.0
Iraq invades
Kuwait
$0.7B
US attacks
Iraq
1Q89
1Q90
1Q91
1Q92
1Q93

	System Pax	Domestic		International		Potential Revenue Impact			Overall
	Revenue	Revenue	% of Tot	Revenue	% of Tot	Domestic	Int'l.	Total	Impact
United	$11,260	$7,583	67%	$3,677	32.7%	($455)	($478)	($933)	(8.3)%
Continental	$6,383	$4,379	69%	$2,004	31.4%	($263)	($261)	($523)	(8.2)%
Northwest	$7,479	$5,137	69%	$2,342	31.3%	($308)	($305)	($613)	(8.2)%
American	$14,123	$10,167	72%	$3,956	28.0%	($610)	($514)	($1,124)	(8.0)%
Delta	$10,466	$8,309	79%	$2,157	20.6%	($499)	($280)	($779)	(7.4)%
US Airways	**$5,251**	**$4,563**	**87%**	**$688**	**13.1%**	**($274)**	**($89)**	**($363)**	**(6.9)%**

Source: DOT Form 41 Year Ended 3rd Quarter 2002.

All Major Cost Reduction Goals Have Been Achieved
Pension Solution Underway

Cost Reduction Milestone	Status
▪ Reduce total costs $1.2 billion per annum	▪ Annual cost reduction of $1.9 billion expected
▪ Reduce labor costs by $950 million annually	▪ Agreements in place with all unions which generate $1 billion in annual savings ▪ Improved efficiencies will save an additional $150 to $175 million annually
▪ Reduce aircraft ownership costs by $150 million annually	▪ Total annual savings of nearly $500 million ▪ $466 million completed, substantially all remaining deals to be presented to court in February '03 subject to Force Majeure and related discussions
▪ Reduce vendor costs by $55 million	▪ Revised reductions target $90 million -60% complete with signed deals or proposals
▪ Reduce pension funding costs	▪ Motion to Terminate Pilots Defined Benefit Pension Plan filed January 30 - hearing commences February 20 ▪ DC Plan being explored with ALPA

Fuel Forecast in Early 2003 Has Significant Uncertainty
Continuing to Reduce Exposure through Hedging


Jet Fuel Price 2003 Forecast
Recent run-up driving ($35 million) in exposure
Fuel Price Incl. Tax (¢/gal)
96.0
94.0
92.0
90.0
88.0
86.0
84.0
82.0
80.0
Jan '03
Feb '03
Mar '03
Apr '03
May '03
Jun '03
Jul '03
Aug '03
Sep '03
Oct '03
Nov '03
Dec '03
Current Fuel Price Outlook*
Company Budget

Note: Net of Company's current hedging activity, as of 2/10/03

Viability of US Airways Required a Solution to Pension Issue

- Pension funding costs must be reduced to levels consistent with the company's ability to generate cash flow
  - Especially true in critical early years
  - Baseline funding requirements in 2004/2005 are $892 million and $596 million respectively
- From '03 to '09 baseline pension funding requirements are $3.1 billion, of which pilots are $1.65 billion
- Company's Plan of Reorganization assumes $2.3 billion in total 7-year costs
- Company has aggressively pursued several different alternatives to reduce funding requirements, none successful thus far
  - Waivers: no aggregate reductions as waivers only impact timing of cash flows, IRS rejected waiver refinement proposal
  - Restoration Funding: decreed not possible under current law
  - Legislation: tabled in Senate January 9; defeated January 22

There are Four Key Reasons Why Termination is Vital to US Airways Reorganization

1) Cash flow in 2003 to 2005
   - Company projects cash flow before financing in crucial 2003 to 2005 period at $61 million
   - Requirement to make contributions at baseline level would increase outflow by ($400 million) to ($600 million) over this period depending on tax considerations
   - As a result, Company would generate cash outflow before financing of approximately ($330 million) to $(530 million) over this period
   - Further downside likely in war scenario
2) Inability to access $1.24 billion in exit financing
   - Access to $1.24 billion in exit financing is predicated on achieving pro forma financials consistent with Disclosure Statement, which assumes plan termination

There are Four Key Reasons Why Termination is Vital to US Airways Reorganization

3) Inability to access $200 million DIP draw
   - Access to second draw of DIP facility contingent on pro forma financials, as stated above

4) Inability to obtain RJ financing
   - Company's business plan includes deployment of 300 regional jets, 160 of which are anticipated to be operated by US Airways wholly-owned regional affiliates
   - Over a 7-year period, these RJs are projected to contribute $750 million in pre-tax profitability plus beyond revenue profitability
   - Approximately $3 to $4 billion in financing will be required to obtain these RJs, which would not be available if pro forma financial projections are not met

With Final DIP Draw and Exit Financing, Company's Liquidity Will Be at Acceptable Levels


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Assumes Feb $200mm DIP Funding
$897
$633
$529
$1,387
$1,225
$1,148
$1,356
Jul '02
Aug '02
Sep '02
Oct '02
Nov '02
Dec '02
Jan '03
Feb '03
Mar '03
Apr '03
May '03
Jun '03
Jul '03
Aug '03
Sep '03
Oct '03
Nov '03
Dec '03
Dec '04

	Q3'02	Q4'02	Q1'03	Q2'03	Q3'03	Q4'03	YE '04
Available Cash	$897.4	$633.0	$529.3	$1,387.1	$1,224.8	$1,148.0	$1,355.5

Pretax Income ($ Millions)


$146
$388
$621
$657
$637
$660
'02
'03
'04
'05
'06
'07
'08
'09
($225)
($1,914)

Original Application	($1,020)	$122	$241	$379	$565	$728	$726	$958
Current Outlook B/(W)	($894)	($347)	($95)	$9	$56	($71)	($89)	($298)
Pre-Tax Margin	(27.4%)	(3.1%)	1.8%	4.4%	6.7%	6.9%	6.6%	6.8%
EBITDAR	($180)	$719	$1,094	$1,411	$1,683	$1,724	$1,664	$1,643
EBITAR Margin	(3%)	10%	13%	16%	18%	18%	17%	17%

Cash Balance ($ Millions)


$633
$1,148
$1,356
$1,551
$1,621
$1,797
$1,799
$1,787

	'02	'03	'04	'05	'06	'07	'08	'09
Original Application	453	1608	1620	1334	1164	1402	1625	1998
Current Outlook B/(W)	205	(460)	(264)	217	457	395	174	(211)

Restructuring Plan Milestones Have Been Achieved

Milestone	Status
• Reduce total costs $1.2 billion per annum	Complete, $1.9bn expected
• Reduce labor costs by $950 million annually	Complete, $1.0bn expected
• Reduce aircraft ownership costs by $150 million annually	Complete, $490mm expected
• Reduce vendor costs by $55 million	Complete, $90mm expected
• Optimize core network	Complete
• Rightsize fleet	Complete
• Enter into domestic code share alliance	Complete
• Deploy RJs	Complete
• Secure Debtor-In-Possession Financing	Complete
• Secure a plan sponsor	Complete
• Reduce pension funding costs	Pilot Plan termination notice filed Jan 30, PBGC reviewed

Even If ATSB And At-Risk Lenders Waived ALPA Pension Condition And Funded $1 Billion Loan, Company Is Unsustainable

Impact Of No Plan Termination ($ Mil)	2003-2005	2003-2009
Cash Flow Before Financing From Disclosure Statement	61	1,856
Impact Of:		
• Higher Pension Funding Costs	(592)	(856)
• Inability To Secure Wholly-Owned RJ Financing	(507)	(2,904)
• Tax Effect And Other	114	508
Revised Cash Flow Before Financing	(924)	(1,396)
Elimination Of RSA Equity	(224)	(200)
Period End Cash Balance	341	(1,663)

Post-Restructuring Costs Are Consistent With Industry Position


Mainline Stage Length Adjusted CASM(1) (Excluding Fuel)
12.8¢
12.3¢
12.1¢
16%
10.7¢
10.0¢
6.5¢
US
CO
Big 5
US
HP
WN/FL
Q1 '02
Q1'03
Q1 '02


Mainline Stage Length Adjusted Labor CASM
6.5¢
5.8¢
5.3¢
28%
4.7¢
3.2¢
3.0¢
US
Big 5
CO
US
HP
WN/FL
Q1 '02
Q1'03
Q1 '02

(1) CASM is defined as Cost per Available Seat Mile.

Motion for Distress Termination of Pilots Plan Filed January 30

- Court approval of termination requires that:
  - Termination is necessary to accomplish reorganization
  - Business can not be continued without terminating the plan
- This test is applied plan by plan
- Only the Pilot plan meets this test
  - The other plans are smaller
- Company will continue legislative effort and, if restoration funding is approved before termination will discontinue termination; petition PBGC if approved after termination

Company Working to Develop New DC Plan Consistent with Pro Forma Economics

- DC rate is computed specific to each pilot, effective for the contract term
- The Target Benefit approximately equivalent to lump sum of $1 million for a 30-year captain
  - Assuming 8% Return on Assets
  - Retirement at age 60
  - Offset for PBGC minimum pension from terminated DB
  - Contribution is limited to 50% of pay each year
  - Each contribution is separated into qualified and non-qualified amount
  - Qualified amount (lesser of 100% of pay or $40,000) is contributed to each pilot's retirement account
  - Non-qualified amounts (in excess of qualified amount) will be credited to an excess plan, payable by Company at retirement
  - Excess plan amount will grow at 8.0% compounded annually, with the balance available as a lump sum to the pilot at retirement
- PBGC has indicated that this approach is acceptable

Sample Rates under New DC Plan

Sample	Range of DC Rates (% of Pay)		
Ages	Min	Avg	Max
40	14%	18%	22%
45	14%	21%	30%
50	18%	28%	37%
55	7%	32%	50%

Contributions under the New Plan Average Approximately 27% of Wages

	Age																							
YOS	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	Avg
12	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	15%	-	-	-	-	-	-	-	-	15%
13	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
14	-	-	17%	18%	19%	20%	20%	22%	23%	25%	27%	26%	25%	22%	25%	24%	22%	25%	10%	18%	13%	16%	-	-	22%
15	-	-	16%	17%	17%	18%	18%	19%	20%	21%	23%	24%	25%	23%	21%	20%	20%	20%	21%	21%	19%	15%	3%	-	20%
16	11%	15%	16%	18%	17%	18%	19%	19%	20%	21%	23%	25%	27%	28%	29%	29%	27%	25%	24%	22%	20%	16%	8%	-	22%
17	-	-	13%	14%	15%	16%	17%	18%	19%	20%	21%	22%	23%	26%	28%	31%	33%	34%	33%	31%	27%	14%	20%	12%	24%
18	-	-	-	16%	16%	17%	17%	18%	19%	20%	21%	23%	24%	25%	27%	30%	33%	33%	33%	31%	32%	21%	20%	-	24%
19	-	-	-	-	-	-	17%	18%	20%	20%	22%	23%	25%	27%	28%	31%	35%	32%	34%	31%	25%	16%	11%	-	25%
20	-	-	-	-	-	-	16%	17%	20%	20%	21%	23%	26%	27%	29%	31%	36%	32%	33%	31%	26%	12%	2%	-	26%
21	-	-	-	-	-	-	15%	15%	19%	19%	22%	22%	25%	28%	30%	34%	36%	31%	31%	29%	28%	10%	-	-	29%
22	-	-	-	-	-	16%	-	-	17%	18%	18%	22%	24%	26%	30%	34%	39%	36%	37%	41%	28%	-	-	-	30%
23	-	-	-	-	-	-	-	-	19%	17%	17%	23%	26%	29%	32%	36%	40%	37%	36%	34%	28%	-	-	-	32%
24	-	-	-	-	-	-	19%	-	-	20%	19%	19%	22%	24%	28%	32%	39%	34%	37%	36%	38%	39%	50%	50%	34%
25	-	-	-	-	-	-	-	-	-	21%	-	-	29%	33%	34%	-	44%	41%	47%	47%	37%	37%	44%	50%	41%
26	-	-	-	-	-	-	-	-	-	-	-	-	-	32%	-	38%	-	45%	24%	48%	50%	46%	50%	50%	46%
27	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	46%	-	49%	49%	50%	50%	49%
28	-	-	-	-	-	-	-	-	-	-	-	-	-	-	27%	43%	-	-	36%	-	35%	-	26%	-	26%
29	-	-	-	-	-	-	-	-	-	-	-	-	-	28%	-	-	-	-	-	42%	46%	46%	49%	49%	47%
30	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	31%	-	29%	24%	28%	33%	33%	30%
31	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	50%	50%
32	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	40%	-	-	-	-	33%	-	44%	49%	43%
33	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	36%	43%	36%	36%	-	39%	38%
34	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	20%	13%	-	43%	9%	12%
35	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	37%	18%	45%	11%	20%
36	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	9%	10%	13%	10%
37	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	34%	-	17%	21%
38	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
39	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Avg	11%	15%	16%	17%	18%	18%	18%	19%	20%	21%	22%	23%	25%	26%	28%	30%	34%	32%	32%	32%	30%	25%	21%	20%	27%

2003 Cost Estimate: 123 million

Termination Timeline

	Date
• Sent Notice of Intent to Terminate to Plan Participants	Jan 30
• Hearing on Motion for Distress Termination of Plan	Feb 20
• Termination of Plan	Prior to Mar 31
• Emergence from Bankruptcy	Mar 31